COLUMBIA DISCIPLINED VALUE FUND
                                  (the "Fund")
                Supplement to Prospectuses dated February 1, 2005
                        Class A, B, C, T, G and Z Shares


I. The section of the prospectuses entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" is revised in its entirety as follows:


  PORTFOLIO MANAGERS
  -----------------------------------------------------------------------------

Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Management, is the manager for the Fund and has managed the Fund since June, 2005. Dr. Kuriyan has been associated with Columbia Management or its predecessors since January, 2000.






SUP-47/88023-0605                                                 June 21, 2005